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                               AMENDING AGREEMENT


              THIS AMENDING AGREEMENT, made as of the 20th day of July, 1998.

BETWEEN:                                TRANSCANADA PIPELINES LIMITED
                                        a Canadian corporation
                                        ("TransCanada")
                                        OF THE FIRST PART


AND:                                    SELKIRK COGEN PARTNERS, L.P.
                                        a company incorporated under the laws of the State of Delaware
                                        ("Shipper")
                                        OF THE SECOND PART

WITNESSES THAT:

     WHEREAS TransCanada and Shipper are parties to a contract for firm transportation service to the Iroquois delivery point made as of the 6th day of September, 1991, as amended, identified in TransCanada's records as Contract No. 2132 and having a current Contract Demand of 594.9 103m3 per day, (hereinafter called the "Contract"); and

     WHEREAS Shipper has requested,  and TransCanada has agreed to a decrease of
170.0 103m3 per day in the Contract Demand of the Contract, concurrent with Paramount Resources Ltd. ("Paramount") accepting a new volume of 170.0 103m3 per day under a separate firm service transportation contract of even date herewith pursuant to an assignment of that capacity from Shipper to Paramount (the "Permanent Assignment") under a permanent assignment agreement of even date herewith (the "Permanent Assignment Agreement").

     NOW THEREFORE THIS AGREEMENT WITNESSES THAT, in consideration of the covenants and agreements herein set forth, the parties hereto covenant and agree as follows:

1. Clause 2.1 of the Contract shall be and is hereby amended by replacing the number "594.9" wherever this number appears with the number "424.9".

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2. The Contract as herein modified is hereby ratified and confirmed.

3. This Amending Agreement and the rights and obligations of the parties hereunder are subject to all valid and applicable present and future laws, rules, regulations, and orders of any regulatory or legislative authority having jurisdiction or control over TransCanada's Transportation Tariff (including without limitation the FT Toll Schedule), and the Contract as herein amended and the assignment or sub-assignment of the service entitlement thereunder.

4. This Amending Agreement shall be construed in accordance with and governed by the laws of the Province of Alberta, and, when applicable, the laws of Canada.

5. All terms and conditions herein capitalized and not otherwise defined in this Amending Agreement are incorporated by reference into this Amending Agreement from the FT Toll Schedule, the List of Tolls, and the General Terms and Conditions set out in TransCanada's Transportation Tariff as amended or approved from time to time by the National Energy Board.

6. This Amending Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

7. This Amending Agreement shall be effective the later of (a) the 1st day of November, 1998, or (b) the Effective Date as defined in Paragraph 3 of the Permanent Assignment Agreement; provided that this Amending Agreement shall be deemed null and void if the Permanent Assignment does not become effective in accordance with the terms of the Permanent Assignment Agreement.


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     IN WITNESS  WHEREOF,  the parties  hereto have executed this Contract as of the date first above written.



SELKIRK COGEN PARTNERS, L.P.:                   TRANSCANADA PIPELINES LIMITED:
by:  JMC Selkirk, Inc., Managing
       General Partner


/s/George J. Grunbeck                           /s/Greg Fisher
----------------------------------              -------------------------------
(Signed)                                        (Signed)



George J. Grunbeck                              Greg Fisher
----------------------------------              -------------------------------
(Print Name)                                    (Print Name)


Vice President                                  Vice President
---------------------------------               -------------------------------
(Title)                                         (Title)


                                                TRANSCANADA PIPELINES LIMITED:


                                                /s/ Max Feldman
                                                -------------------------------
                                                (Signed)


                                                Max Feldman
                                                --------------------------------
                                                (Print Name)


                                                VP Customer Service
                                                --------------------------------
                                                (Title)


                                                     Contract Approval

                                       Portfolio Team Review             X
                                                                       --------
                                       Legal Review                    --------